EXHIBIT 10.41
SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
ANALOG DEVICES, INC.
     THIS SECOND AMENDMENT, dated and effective as of the tenth day of December, 2007, unless otherwise set forth herein, by and between Fidelity Management Trust Company (the “Trustee”) and Analog Devices, Inc. (the “Sponsor”);
WITNESSETH:
     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated October 1, 2003 with regard to the Analog Devices, Inc. Deferred Compensation Plan (the “Plan”); and
     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;
     WHEREAS, the Sponsor hereby directs the Trustee, in accordance with Section 8(b) of the Trust Agreement, to redirect all participant contributions directed to the below-mentioned Funds after December 7, 2007 to be invested in the corresponding Funds; and to permit no further investments in the below-mentioned Funds as investment options for the Plan after December 7, 2007. The parties hereto agree that the Trustee shall have no discretionary authority with respect to this sale and transfer directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor; and

Closing Funds (“Below-mentioned Funds”)	Mapping To (“Corresponding Funds”)
Fidelity Growth & Income Portfolio	Spartan® U.S. Equity Index Fund

Fidelity Magellan Fund	Spartan® U.S. Equity Index Fund

Fidelity OTC Portfolio	Fidelity Growth Company Fund

Ariel Appreciation Fund- Investor Class	Hotchkiss and Wiley Mid-Cap Value Fund- Class I

Merrill Lynch Semiconductor Holder Fund	Spartan® U.S. Equity Index Fund

Templeton Foreign Fund- Class A	Spartan® International Index Fund

     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:
(1)	Effective after the close of business (4:00 p.m. EST) on December 7, 2007, amending the “investment options” section of Schedules “A” to delete the following:
•	Fidelity Growth & Income Portfolio

•	Fidelity Magellan Fund

•	Fidelity OTC Portfolio

•	Ariel Appreciation Fund- Investor Class

•	Merrill Lynch Semiconductor Holder Fund

•	Templeton Foreign Fund- Class A
(2)	Effective after the close of business (4:00 p.m. EST) on December 7, 2007, amending the “investment options” section of Schedules “A” to add the following:
•	Spartan® International Index Fund

•	Hotchkiss and Wiley Mid-Cap Value Fund- Class I

•	Vanguard Short-Term Bond Index Fund- Signal™

•	Vanguard Small-Cap Index Fund- Institutional Shares
     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written. By signing below, the undersigned represent that they are authorized to execute this document on behalf of the respective parties. Notwithstanding any contradictory provision of the Trust Agreement, each party may rely without duty of inquiry on the foregoing representation.

ANALOG DEVICES, INC. COMPANY			FIDELITY MANAGEMENT TRUST

By:	/s/ Joseph E. McDonough	11/30/09	By:	/s/ illegible

	Authorized Signatory	Date		Authorized Signatory	Date

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